FINGERHUT RECEIVABLES, INC.,

                           Transferor



                       AXSYS NATIONAL BANK
               (formerly Fingerhut National Bank),

                            Servicer

                              and

                THE BANK OF NEW YORK (DELAWARE),

                            Trustee

           on behalf of Series 1998-3 Securityholders

                 of the Fingerhut Master Trust



                        THIRD AMENDMENT

                   Dated as of August 28, 2000

                              to

                    SERIES 1998-3 SUPPLEMENT

                   Dated as of July 30, 1998

                               to

      AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                   Dated as of March 18, 1998



        THIRD AMENDMENT dated as of August 28, 2000 ("Third Amendment") to SERIES 1998-3 SUPPLEMENT, by and among Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Axsys National Bank (formerly named Fingerhut National Bank), as Servicer (the "Servicer") and The Bank of New York (Delaware), as Trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement (as hereinafter defined).

          WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998, by and among the Transferor, the Servicer and the Trustee, as supplemented by the Series 1998-3 Supplement dated as of July 30, 1998 to the Pooling and Servicing Agreement, as amended by the First Amendment dated March 17, 1999, and the Second Amendment dated as of July 29, 1999 (the "Series Supplement"). The Pooling and Servicing Agreement, as supplemented by the Series Supplement is referred to herein as the "Agreement"); and

          WHEREAS, the Section 13.1(b) of the Pooling and Servicing Agreement provides that the Transferor, the Servicer and the Trustee with the consent of the Holders of Investor Securities representing not less than 66-2/3% of the Invested Amount of each and every Series or Participation adversely affected may amend the Series Supplement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement, or of modifying in any manner the rights of the Investor Securityholders of any Series then issued and outstanding, provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Security of such Series without the consent of all of the related Investor Securityholders, (ii) change the definition of or the manner of calculating the interest of any Investor Securityholder of such Series without the consent of the related Investor Securityholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Securityholders.

          NOW, THEREFORE, the Transferor, the Servicer, the
Investor Securityholders and the Trustee hereby amend the Series
Supplement as follows:

          SECTION 1.1 The definitions of "Class C Enhancement Interest," "Class C Facility Usage Fee," "Class C Funding Interest," "Class C Funding Shortfall," "Class C Interest Rate," "Class C Program Fee," "Facility Unused Fee," "Purchaser Group Percentage," "Required Senior Securityholders" and "Specified Termination Date" from Section 2 of the Series Supplement are hereby amended and restated in their entirety to read as follows:

               "Class C Enhancement Interest" shall mean, for any Business Day, an amount equal to zero.

               "Class C Facility Usage Fee" shall mean, for any Business Day, zero.

               "Class C Funding Interest" shall mean, with respect to any day, the interest accrued for such day with respect to any Class A Funding Shortfall.

               "Class C Funding Shortfall" shall mean, with respect to any Business Day, an amount equal to the excess, if any, of (x) the portion of Class C Interest accrued with respect to Funding Periods ending on such Business Day plus Class C Funding Interest for such Business Day plus the Class C Funding Shortfall for the preceding Business Day over (y) the amount paid to the Administrative Agent, for the benefit of the Class C Securityholders, in respect thereof on such Business Day. The Class C Funding Shortfall shall be zero.

               "Class C Interest Rate" shall mean zero.

               "Class C Program Fee" shall mean, for any Business Day, zero.

               "Facility Unused Fee" shall mean, for any Business Day, an amount equal to the sum of (A) the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) 0.150% and (iii) the excess of (a) the Class A Maximum Invested Amount minus the Class A Invested Amount as of the preceding Business Day and (B) the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) 0.2125% and (iii) the excess of (x) the Class B Maximum Invested Amount minus (y) the Class B Invested Amount, each as of the preceding Business Day.

               "Purchaser Group Percentage" shall mean the following with respect to the Class A Securities and the Class B Securities: (a) 37.5% with respect to Quincy Capital Corporation and the related Purchaser Group, (b) 37.5% with respect to Falcon Asset Securitization Corporation and the related Purchaser Group and (c) 25% with respect to Four Winds Funding Corporation and the related Purchaser Group. The Purchaser Group Percentage shall mean 100% with respect to the Holder of the Class C Securities.

               "Required Senior Securityholders" shall mean
     (a) prior to the Specified Termination Date, the Holders of Class A Securities and Class B Securities whose Purchaser Group Percentages aggregate more than 50% and (b) after the Specified Termination Date, the
     Holders of Senior Securities evidencing undivided interests aggregating more than 50% of the sum of the Class A Invested Amount and the Class B Invested
     Amount."

               "Specified Termination Date" shall mean
     August 27, 2001, or such later date to which the Specified Termination Date may be extended pursuant to
     Section 2.05 of the Security Purchase Agreement.

          SECTION 1.2  Section 8 of the Series Supplement is
hereby amended by adding a new subparagraph (f) and amending and restating the language that currently follows subparagraph (e), in each case to read as follows:

               "(f) Federated Department Stores, Inc. shall own, directly or indirectly, less than 51% of the common stock of Fingerhut Companies, Inc. and either Fingerhut Companies, Inc. or the owner of at least 51% of the common stock of Fingerhut shall not have a rating of at least Baa2 from Moody's or BBB from S&P;

     then, in the case of any event described in subparagraph
     (a), (b), (e) or (f), after the applicable grace period, if any, set forth in such subparagraphs, the Required Senior Securityholders by notice then given in writing to the Trustee, the Transferor, the Cap Provider and the Servicer may declare that a pay out event (a "Series Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c) or (d), a Series Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1998-3 Securityholders immediately upon the occurrence of such event."

          SECTION 1.3 During such time as the Class C Securities are being held by the Transferor:

          (a) The definition of "Senior Securityholder" shall be deemed to not include the holder of the Class C Securities and the definitions of "Class C Reserve Account" and "Class C Trigger
Event" shall be deemed to be deleted;

          (b)  The provisions of Sections 4.9(xi), 4.11(a)(iii),
4.11(b)(iii), 4.15 and 4.16 shall be given no effect;

          (c) Payments under Section 4.12(d) with respect to the Class C Securities shall be made to the Class C Securityholder and not the Administrative Agent; and

          (d) Increases in the Class C Invested Amount pursuant to Section 6.15 shall be made in the same manner as for increases in the Class D Invested Amount under Section 6.16.

          SECTION 2. Ratification of Agreement. As amended by this Third Amendment, the Series Supplement is in all respects ratified and confirmed, and the Series Supplement as so amended by this Third Amendment shall be read, taken and construed as one and the same instrument.

          SECTION 3. No Waiver. The execution and delivery of this Third Amendment shall not constitute a waiver of a past default under the Agreement or impair any right consequent thereon.

          SECTION 4. Counterparts. The Third Amendment may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 5.  GOVERNING LAW.  THIS THIRD AMENDMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 6. Effective Date. This Third Amendment shall automatically become effective as of the date upon which it has been executed by the Transferor, the Trustee, and the Servicer, and has been consented to by the holders of all of the Senior Securityholders.



        IN WITNESS WHEREOF, the Transferor, the Servicer, the Trustee and the Senior Securityholders have caused this Third Amendment to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.


                         FINGERHUT RECEIVABLES, INC.,
                         as Transferor and the Class C Securityholder

                         By  /s/ Brian M. Szames
                         Name:  Brian M. Szames
                         Title:  President


                         AXSYS NATIONAL BANK
                         (formerly named Fingerhut National Bank), as Servicer


                         By  /s/ Brian M. Szames
                         Name:  Brian M. Szames
                         Title:  Treasurer


                         THE BANK OF NEW YORK (Delaware),
                         as Trustee


                         By  /s/ Michael Santino
                         Name:  Michael Santino
                         Title:  Senior Vice President



          By signing this Third Amendment, the following Senior
Securityholders hereby consent to such Third Amendment.

                         BANK OF AMERICA, N.A.,
                         as Senior Securityholder


                         By  /s/ Elliott Lemon
                           Name:  Elliott Lemon
                           Title:  Vice President


                         BANK ONE, NA (MAIN OFFICE CHICAGO),
                         as Senior Securityholder


                         By  /s/ Andrew Leszczynski
                           Name:  Andrew Leszczynski
                           Title:  Vice President


                         COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO
                         BRANCH, as Senior Securityholder


                         By  /s/ James F. Ahern
                           Name:  James F. Ahern
                           Title:  Senior Vice President

                         By  /s/ Carl Kemmerer
                           Name:  Carl Kemmerer
                           Title:  Assistant Treasurer